Exhibit 99.2 N Y S E : GTLS Acquisition of Howden | November 9, 2022 GTLS: GAS TO LIQUID SYSTEMS®

Forward-Looking Statements Forward-Looking Statements Certain statements made in this investor presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning Chart’s business plans, including statements regarding objectives, future orders, revenues, margins, earnings, performance or outlook, business or industry trends and other information that is not historical in nature. Forward-looking statements may be identified by terminology such as may, will, should, could, expects, anticipates, believes, projects, forecasts, “indicators”, “outlook,” “guidance,” continue, “target,” or the negative of such terms or comparable terminology. Forward-looking statements contained in this presentation or in other statements made by Chart are made based on management's expectations and beliefs concerning future events impacting Chart and are subject to uncertainties and factors relating to Chart’s operations and business environment, all of which are difficult to predict and many of which are beyond Chart’s control, that could cause Chart’s actual results to differ materially from those matters expressed or implied by forward-looking statements. Factors that could cause Chart’s actual results to differ materially from those described in the forward-looking statements include: the conditions to the completion of the acquisition may not be satisfied or the regulatory approvals required for the acquisition may not be obtained on the terms expected, on the anticipated schedule, or at all; long-term financing may not be available on favorable terms, or at all; closing of the acquisition may not occur or may be delayed; Chart may be unable to achieve the anticipated benefits of the acquisition (including with respect to synergies); revenues following the acquisition may be lower than expected; operating costs, customer losses, and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers and suppliers) resulting from the acquisition may be greater than expected; slower than anticipated growth and market acceptance of new clean energy product offerings; inability to achieve expected pricing increases or continued supply chain challenges including volatility in raw materials and supply; risks relating to the outbreak and continued uncertainty associated with the coronavirus (COVID-19) and the conflict between Russia and Ukraine, including potential energy shortages in Europe and elsewhere and the other factors discussed in Item 1A (Risk Factors) in the Company’s most recent Annual Report on Form 10-K filed with the SEC, which should be reviewed carefully. Chart undertakes no obligation to update or revise any forward-looking statement. Use of Non-GAAP Financial Information This presentation contains non-GAAP financial information, including estimated future cost synergies, revenue synergies, free cash flow, adjusted EBITDA and adjusted EBITDA margins attributable to Chart as a result of the anticipated acquisition. Chart believes these forward-looking non-GAAP measures are of interest to investors and facilitate useful illustrations of Chart’s estimated future financial results if the acquisition is completed, and this information is used by the Company in evaluating internal performance. With respect to Chart’s estimated future financial results if the acquisition is completed, Chart is not able to provide a reconciliation of each non-GAAP financial measure presented because certain items may have not yet occurred or are out of the Company’s control and/or cannot be reasonably predicted Chart is a leading diversified global manufacturer of highly engineered equipment servicing multiple market applications in Energy and Industrial Gas. The majority of Chart's products are used throughout the liquid gas supply chain for purification, liquefaction, distribution, storage and end-use applications, a large portion of which are energy-related. Chart has domestic operations located across the United States and an international presence in Asia, Australia, Europe and the Americas. For more information, visit: http://www.chartindustries.com GTLS: GAS TO LIQUID SYSTEMS® 2

Chart’s Acquisition of Howden ▪ Expands Chart's equipment portfolio and process technology offering for multiple molecules and applications across high growth areas, and in particular in the Nexus of Clean™ and energy ▪ Strong synergies, scale and innovation potential in priority areas including hydrogen, carbon capture and storage, decarbonization of industries, water treatment, petrochemical, LNG, air separation, marine, cement and natural gas processing ▪ Strategically enhances Chart's business mix by adding new core capabilities in small-scale compression, increasing aftermarket capabilities and expanding global footprint ▪ Approximately doubles Chart's revenue and EBITDA (1) ▪ Accretive to margins, Cash EPS and Free Cash Flow in first full year ▪ Identified >500bps of margin expansion opportunity in the first three years of ownership (1) Free cash flow is not a measure of financial performance under U.S. GAAP and should not be considered as an alternative to net cash provided by (used in) operating activities in accordance with U.S. GAAP. Management believes that free cash flow facilitates useful period-to-period comparisons of our financial results and this information is used by us in evaluating internal performance. The Company’s calculation of these non-GAAP measures may not be comparable to the calculations of similarly titled measures reported by other companies. GTLS: GAS TO LIQUID SYSTEMS® 3

Howden Overview ~$1.8B 18 Manufacturing Locations Global Leader in Core Compressor (1) LTM Revenue 41 Service Centers Applications ~$340M ~210k Global Leader in Core Blower (1)(2) LTM Adjusted EBITDA Units Installed Base Applications ~19% ~6,500 Global Leader in Industrial, (1) LTM Adjusted EBITDA Margin Employees Heavy Duty and Mine Ventilation (3) Orders Breakdown End-Market Aftermarket vs. New Build Geography Mine Safety APAC (ex. China) Infrastructure 8% 12% Solutions Europe, 9% Industrial Aftermarket 46% Middle East, 40% 41% Solutions 22% Africa and Traditional 16% China India Energy New Build 54% 26% 26% Energy & Americas Renewables (1) As of August 2022. (2) See appendix for more detail. (3) Based on 2022E orders. GTLS: GAS TO LIQUID SYSTEMS® 4

Howden Product Portfolio Steam Turbines Compressors Blowers & Fans Rotary Heaters Centrifugal Screw Diaphragm Turbo Blowers Air Preheater Single-Stage Fans Reciprocating Centrifugal Rotary Blowers Cooling Fans Gas-Gas Heater Multi-Stage Software & Digital Uptime VentSim™ Design GTLS: GAS TO LIQUID SYSTEMS® 5

Howden Drives Aftermarket Opportunity Across the Combined Business

CHART
Cooler By Design.®

~40% of Installed Base Entitlement Achieved Currently	Aftermarket Agreements Covering >2K Assets	~200 Assets Connected to Uptime	~6,000 New Build Additions to Installed Base per Year

Howden's Aftermarket Business

Global Installed Base

~210K *Units Installed Base*

169 *Countries with Installed Assets*

Additional Entitlement Opportunities with Remaining 60% of Installed Base

Complete Aftermarket Capabilities



Spare Parts



Retrofits & Performance Upgrades



Service & Maintenance

Best-in-class Digital Offerings



Howden Uptime



Remote Assistance & Augmented Realty

Significant Go-Forward Aftermarket Opportunity

- ✓ Strengthen visibility and increase coverage of existing Howden installed base
- ✓ Accelerate customer attachment via Howden Uptime adoption, long-term service and framework agreements
- ✓ Increase coverage of non-Howden assets through targeted campaigns and differentiated offerings
- ✓ Drive margin expansion with pricing initiatives

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Howden’s Diverse Customer Base of Industry Leaders G GT TL LS: S: G GAS AS T TO O L LIQU IQUID ID SY SYST STEM EMS® S® 7

Howden is Focused on High Growth End-Markets Supported by Strong Macro Tailwinds

Macro Trends		Subsegments	How Howden Plays
Energy Transition	Global shift from fossil fuels to renewables	Hydrogen Biofuels / Synfuels Biomass Power Nuclear Power Energy Recovery	✓ Compression solutions across hydrogen value chain ✓ Traditional nuclear industry provides credibility in Small Modular Reactor applications ✓ Leading range of steam turbines, industrial heat recovery and biomass power generation
Decarbonization and Sustainability	Accelerated climate action, leading to increased drive for sustainable solutions across Industries	CCUS Marine Metals	✓ Air lubrication systems for fuel efficiency and exhaust gas recirculation to reduce emissions ✓ 'Green Metals' applications via hydrogen-based decarbonization
Urbanization & Infrastructure	Investments in new infrastructure in emerging markets and replacement in developed markets	Wastewater Tunnel / Metro Transportation Petrochemicals Refrigeration	✓ Aeration applications in wastewater treatment processes ✓ Ventilation and safety applications ✓ Blowers for vacuum trucks ✓ Plastics, medicines, cosmetics, furniture, appliances, electronics and other applications ✓ Large-scale refrigeration for cold chain applications, including food and pharma
Electrification	Increased demand for electrification metals	Copper, Lithium, Nickel, Platinum, Zinc	✓ Key ventilation, cooling and heating applications that enhance mine safety

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Combined Solutions Across the Nexus of Clean™

CHART Cooler By Design.

Integrated Digital Offering

Clean End Market	Solution	Chart Process Technologies: Wholly-Owned	Chart Process Technologies: Minority Ownership	CHART Cooler By Design.	Howden
Clean Power	▪ Hydrogen ▪ Helium ▪ LNG ▪ Biogas ▪ **Nuclear** ▪ **Energy recovery** ▪ **Biofuel / synfuels** ▪ **Biomass**	Cryo Technologies CHART Cooler By Design.	TRANSFORM MATERIALS McPhy	▪ BAHX ▪ ACHX ▪ Bulk & Microbulk ▪ Fans ▪ Transports ▪ Valves / Vaporizers ▪ Expanders ▪ Liquefiers ▪ Cold Boxes	▪ **Fans** ▪ **Compressors** ▪ **Blowers** ▪ **Heaters** ▪ **Steam Turbines** ▪ **SaaS**
Clean Water	▪ Water& Wastewater Treatment ▪ Desalination	BlueInGreen AdEdge		▪ Bulk tanks ▪ Dissolution equipment ▪ Vaporizers ▪ Cryo-lease	▪ **Blowers** ▪ **SaaS**
Clean Food, Beverage & Agriculture	▪ Carbon capture ▪ Beverage & Food	Earthly Labs		▪ Microbulk tanks ▪ Dosers ▪ Vaporizers ▪ Transports	▪ **Compressors** ▪ **SaaS**
Clean Industrials	▪ CCUS ▪ **Metals processing** ▪ **Chemicals / Petrochem** ▪ **Cement** ▪ **Mining** ▪ **Marine** ▪ **Refrigeration** ▪ Gas By Rail	SES INNOVATION A Chart Industries Company	Svante TRANSFORM MATERIALS	▪ Heat exchangers ▪ Storage tanks ▪ Vaporizers ▪ VIP/VJP ▪ Transports ▪ Liquefiers ▪ Cold Boxes ▪ Expanders	▪ **Fans** ▪ **Compressors** ▪ **Blowers** ▪ **Steam Turbines** ▪ **Heaters** ▪ **VentSim Software** ▪ **SaaS**

[ ] Howden additions

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Compelling Strategic Transaction ▪ Expands Chart’s equipment portfolio and process technology offering for multiple molecules and applications across high growth areas Highly Complementary ▪ Strong synergies, scale and innovation potential in areas including hydrogen, carbon capture and storage, Offering decarbonization of industries, water treatment, petrochemical, LNG, air separation and natural gas processing ▪ Approximately doubles Chart’s revenue and further enhances our differentiated position in energy transition Doubles Chart’s ▪ Strategically enhances Chart’s business mix by adding new core capabilities in gas compression, increasing Scale and Expands aftermarket capabilities and expanding global footprint Global Reach ▪ Enhances Chart’s alignment with secular mega trends ▪ Accretive to EBITDA margins, Cash EPS and Free Cash Flow in first full year Expect Significant ▪ Identified >500bps of pro forma margin expansion opportunity in the first three years of ownership Value to Chart ▪ Estimated $175M of annual cost synergies in the first 12 months; $250M by year three Shareholders ▪ Significant commercial synergy opportunity, $350M identified by year three GTLS: GAS TO LIQUID SYSTEMS® 10

Transaction Overview

Cooler By Design.

Consideration	▪ Chart to acquire Howden from affiliates of KPS Capital Partners for $4.4B ▪ 12.9x LTM Adjusted EBITDA(1) excluding synergies ▪ 8.5x LTM Adjusted EBITDA(1) including year one cost synergies(2) ▪ 7.4x LTM Adjusted EBITDA(1) including year three cost synergies(3)
Financing	▪ Consideration to be paid with a combination of cash and preferred stock ▪ J.P. Morgan and Morgan Stanley Senior Funding, Inc. providing committed bridge financing for the cash portion of the consideration ▪ Approximately $1.1B preferred stock issued to KPS
Pro Forma Balance Sheet	▪ Estimated net leverage at closing of ~4.25x(4) ▪ Committed to reduce net leverage to high-2x by 2024E with an ongoing target of 2.0-2.5x
Financial Benefit for Shareholders	▪ Accretive to margins, Cash EPS and Free Cash Flow in the first full year
Timing	▪ Expected close in 1H 2023 subject to regulatory approvals and customary closing conditions

(1) As of August 2022.
(2) Includes $175M in expected year one cost synergies.
(3) Includes $250M in expected annual cost synergies by year three.
(4) Net leverage before preferred stock, includes synergies.

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Combined Company Financial Metrics

CHART Cooler By Design. + Howden

Enhanced Scale and Margin

2023E Pro Forma[1]

~$4.3B
Revenue Including Commercial Synergies

~$1.0B
Adj. EBITDA Including Synergies

~23%
Adj. EBITDA Margin

>90%
Free Cash Flow Conversion

Pro Forma Business Profile

**~30%
Aftermarket with
~42% Gross Margins**

**$3.7B
Backlog[2]**

>500bps of EBITDA Margin Expansion Opportunity[3]

Compelling Value Proposition

Significant incremental commercial opportunities with ~$150M of synergies expected in the first year of ownership

~$175M cost synergies expected in the first year of ownership

Accretive in first full year to margins, Cash EPS and Free Cash Flow

(1) Reflects full year contribution of Howden and includes commercial and cost synergies.
(2) Presented on a constant currency basis.
(3) Over the next three years.

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Significant Synergy Opportunities

CHART Cooler By Design.®

Expected Annual Cost Synergies


($M)
~$175
~$250
12 Months Post-Close
Annual by Year 3

Key Sources of Synergies

Procurement
Volume Leverage on Indirect Spend

Manufacturing
Leverage Combined Manufacturing Footprint

Resource Rationalization

Leverage Combined Equipment Offering vs. Sourcing from Competition

Overview of Expected Synergy Opportunities

- Meaningful upside from cross-selling with ~$350M identified annual commercial synergies by year three
- Additionally, ~$250M identified annual cost synergies by year three
- Strong culture of continuous improvement at each organization to support synergy realization
- Few common customers today
- Serve a broader set of end markets with a more fulsome, highly complementary portfolio
- Apply Chart market leadership position through demonstrated profitable First of a Kind (“FOAK”) projects, global commercial and engineering teams
- Focus on aftermarket strength and serving large global installed base

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Expanding Exposure to Additional Markets Industrial Over the Molecules Energy CCUS Water Nuclear Gas Road by Rail Recovery Energy & Tunnel & Hydrogen Space Cannabis Lasers Biomass Chemical Metro Food & Marine Critical LNG Biofuels Metal Mining Beverage Systems Care GTLS: GAS TO LIQUID SYSTEMS® 14 Howden additions

A Global Footprint to Serve Customers Locally

Global presence, engineering-led organization

Local footprint in all major markets with locations in 35 countries

Ability to deliver any solution to any customer, globally

Global network of 50+ service centers to drive aftermarket



~40%
Americas
~35%
EMEA
~25%
Asia-Pacific
Chart
Howden

Global Leader Supported by 50+ Service Centers and 40+ Manufacturing Plants Across 35 Countries

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Together, a Stronger ESG Leader “Chart’s vision is to be the “Chart’s Nexus of Clean™ global leader in the approach focuses on the design, engineering and drive for clean power, Greater exposure to aggressive GHG and CO Reduction manufacturing of highly clean water, clean food 2 goals being established globally in the private and public engineered and clean industrials sectors technologies and which is clearly aligned to equipment for the our purpose of enabling Expanded equipment portfolio to serve Nexus of Clean™ Nexus of Clean™ - clean vital processes which end markets power, clean water, clean advance a more ▪ Clean Power food and clean industrials, sustainable world.” regardless of molecule.” ▪ Clean Water ▪ Clean Food, Beverage & Agriculture Jillian Evanko, Ross Shuster, President and CEO, Howden ▪ Clean Industries CEO Chart Reaffirm Chart’s previously stated commitment to reduce carbon intensity by 30% compared to 2020 baseline by 2030 for the pro forma company (~2x in size) GTLS: GAS TO LIQUID SYSTEMS® 16

Combining Complementary Capabilities to Deliver More Complete Customer Solutions Illustrative Hydrogen Liquefaction Process ▪ Howden’s reciprocating and centrifugal compressors are an ideal fit for Chart’s hydrogen and helium liquefaction + small scale LNG processes Pre-compression Compressor trains H feed 2 ▪ Howden equipment is complementary to key Chart equipment including BAHX, cold boxes, expanders, coolers and storage and H process 2 pressure loading systems Pre-cooling cycle Pre-cooling coldbox ▪ Enhances Chart’s ability to offer full scope solutions for liquefaction Pre-cooling Cryo-expanders temperature ▪ Howden high equipment efficiency + Chart process efficiency Cryogenic Cryogenic cooling cycle = highest customer value cooling coldbox Pre-expansion temperature and pressure Cryo-expanders▪ Aftermarket capabilities extend across the entire scope of supply Expansion and liquefaction LH product 2 device GTLS: GAS TO LIQUID SYSTEMS® 17 Ortho-para Ortho-para conversion conversion Purification

Combined Solutions Across the Nexus of Clean™

CHART Cooler By Design.

Integrated Digital Offering

Clean End Market	Solution	Chart Process Technologies: Wholly-Owned	Chart Process Technologies: Minority Ownership	CHART Cooler By Design.	Howden
Clean Power	▪ Hydrogen ▪ Helium ▪ LNG ▪ Biogas ▪ **Nuclear** ▪ **Energy recovery** ▪ **Biofuel / synfuels** ▪ **Biomass**	Cryo Technologies CHART Cooler By Design.	TRANSFORM MATERIALS McPhy	▪ BAHX ▪ ACHX ▪ Bulk & Microbulk ▪ Fans ▪ Transports ▪ Valves / Vaporizers ▪ Expanders ▪ Liquefiers ▪ Cold Boxes	▪ **Fans** ▪ **Compressors** ▪ **Blowers** ▪ **Heaters** ▪ **Steam Turbines** ▪ **SaaS**
Clean Water	▪ Water& Wastewater Treatment ▪ Desalination	BlueInGreen AdEdge		▪ Bulk tanks ▪ Dissolution equipment ▪ Vaporizers ▪ Cryo-lease	▪ **Blowers** ▪ **SaaS**
Clean Food, Beverage & Agriculture	▪ Carbon capture ▪ Beverage & Food	Earthly Labs		▪ Microbulk tanks ▪ Dosers ▪ Vaporizers ▪ Transports	▪ **Compressors** ▪ **SaaS**
Clean Industrials	▪ CCUS ▪ **Metals processing** ▪ **Chemicals / Petrochem** ▪ **Cement** ▪ **Mining** ▪ **Marine** ▪ **Refrigeration** ▪ Gas By Rail	SES INNOVATION A Chart Industries Company	Svante TRANSFORM MATERIALS	▪ Heat exchangers ▪ Storage tanks ▪ Vaporizers ▪ VIP/VJP ▪ Transports ▪ Liquefiers ▪ Cold Boxes ▪ Expanders	▪ **Fans** ▪ **Compressors** ▪ **Blowers** ▪ **Steam Turbines** ▪ **Heaters** ▪ **VentSim Software** ▪ **SaaS**

Howden additions

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Overview of Deal Financing and Capital Allocation

Overview of Deal Financing

- $4.4B purchase price through a combination of cash and shares
  - $3.375B in cash
  - Approximately $1.1B preferred stock issued to KPS
- $3.375 billion fully committed bridge facility provided by J.P. Morgan and Morgan Stanley Senior Funding, Inc.
- Existing Convertible Notes, due November 2024, to remain in place
- Commitment to rapid deleveraging within first 18-24 months after closing

Pro Forma Net Leverage (1)


~4.25x
High-2x
2.0x-2.5x
At Close
2024E
Ongoing Target

(1) Pro forma net leverage before preferred stock and pro forma for applicable synergies.

Capital Allocation Priorities

- Deleveraging with all excess Free Cash Flow focused on reducing debt
- Expected liquidity with backstopped revolver will allow Chart to maintain balance sheet strength and flexibility
- Inorganic investments – no large M&A until deleveraged to target range

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Compelling Value Creation for Chart Shareholders Delivering the Nexus of Clean™ at scale Global leader in air and gas handling, ~2x in scale Highly strategic, focused on core energy transition and high value end market offerings Highly accretive transaction on margins, Cash EPS and Free Cash Flow GTLS: GAS TO LIQUID SYSTEMS® 20

Appendix 21

Reconciliation of Howden LTM EBITDA LTM (Aug-22) $M Net sales $1,763 Net income $64 Income tax expense 43 Interest expense, net 113 Depreciation and amortization 77 EBITDA $297 Acquisition, pro forma and non- 46 recurring cost adjustments Adjusted EBITDA $342 GTLS: GAS TO LIQUID SYSTEMS® 22